EXHIBIT 10.67
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                      GENERAL SECURITY AGREEMENT (ONTARIO)


1.   PARTIES TO THIS SECURITY AGREEMENT

                  ACTIVECORE TECHNOLOGIES LTD.
                  2275 Lakeshore Blvd. W., Suite 401, Toronto, ON M8V 3Y3

                  (hereinafter referred to as "DEBTOR")

                  - and -

                  INTERNATIONAL BROTHERHOOD OF
                  ELECTRICAL WORKERS LOCAL UNION 105
                  685 Nebo Road, Hannon, ON L0R 1P0

                  (hereinafter referred to as "SECURED PARTY")


2.   CREATION OF SECURITY INTEREST

     WHEREAS the Secured Party has provided financing to the Debtor pursuant to the terms of a Promissory Note dated the 30th day of July, 2003;

     AND WHEREAS it is contemplated that other Lenders may make loan advances to the Debtor to rank pari passu with the existing loan advance up to a maximum of $2,000,000.00 U.S. in total advances from all Lenders;

     (1) For value received and as a general and continuing collateral security for the payment of Indebtedness (as defined below), including any ultimate unpaid balance thereof, owed to the Secured Party and to secure the performance of the obligations under this security agreement or any Related Documents, the Debtor hereby grants to the Secured Party a security interest in all the Debtor's personal property as defined in the Personal Property Security Act, R.S.O. 1990, c. P.10 (the "PPSA"), and in the undertaking of the Debtor, which shall constitute Collateral, whether now owned or hereafter acquired directly or indirectly by the Debtor, whether now existing or hereafter arising, save and except any leased equipment of the Debtor, which leased equipment shall be excluded from the security provided hereunder.

     (2) Without limiting the foregoing, but for greater certainty, Collateral includes all of the following:

     (a) all Collateral described in the schedules attached to this security agreement and incorporated by reference in this security agreement; (no schedules attached);

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     (b)  all  patents,  trade  marks,   copyrights  and  other  industrial  and
intellectual property; and

     (c) all statutory licences, quotas and other transferable rights, including an equitable right in the Collateral assigned or charged under the security agreement which might otherwise at law be incapable of being collateral creating a security interest.

     (3) Any reference to "Collateral" shall, unless the context requires otherwise, be deemed a reference to "Collateral or any part thereof".

     (4) This security interest shall not apply to, and Collateral shall not include leased equipment, or the last day of the term of any lease or agreement therefor but upon the enforcement of the security interest the Debtor shall stand possessed of such last day in trust to assign the same to any person acquiring such term.

3.   DEFINITIONS

     (1) All phrases which are defined in the PPSA and not otherwise defined in this security agreement shall have the meaning ascribed by the PPSA, provided always that the term "goods" shall never include "consumer goods" of the Debtor as that term is defined in the PPSA.

     (2) "Indebtedness" shall mean all liabilities of every kind and description of the Debtor to the Secured Party, whether now or hereafter owed or any fixture advance, whether direct, indirect, contingent, and whether the Debtor be bound alone or with others and whether as principal or guarantor.

     (3) "Related Documents" shall mean the promissory notes, loan agreements, account agreements, guaranties, trust deeds, mortgages, other security agreements or any other documents executed in connection with this security agreement or Indebtedness or related to its operation or administration, whether already existing or executed now or later.

4.   RIGHTS AND OBLIGATIONS OF DEBTOR

     4.1 TITLE. The Debtor warrants and covenants that it holds title or has rights in the Collateral sufficient for a security interest to attach to the Collateral.

     4.2 POSSESSION AND USE OF COLLATERAL. Subject to paragraph 6.2, until default or unless otherwise agreed with the Secured Party, the Debtor may deal with Collateral in the ordinary course of the Debtor's business in any manner consistent with the provisions of this security agreement. Except for inventory sold or accounts collected in the ordinary course of the Debtor's business the Debtor shall not sell or otherwise transfer the Collateral. All proceeds of the Collateral, whether or not arising in the ordinary course of the Debtor's business, will be received by the Debtor as trustee for the Secured Party and will be immediately paid to the Secured Party pursuant to the fiduciary obligation as trustee. The Debtor shall not encumber or permit the Collateral to be encumbered without the prior written consent of the Secured Party, other than by this security agreement.

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     4.3  REMOVAL OF COLLATERAL. The Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) is located at the address of the Debtor shown above. Except in the ordinary course of the Debtor's business, the Debtor shall not remove the Collateral from its location without the prior written consent of the Secured Party, which shall not be unreasonably withheld.

     4.4 SECURITIES AS COLLATERAL. Where Collateral includes securities, the Secured Party may require the Debtor to transfer such securities into the Secured Party's name so that the Secured Party may appear of record as the sole owner of the securities. Until default, the Debtor may retain by way of proxy the voting and dividend rights attached to any such securities and the Secured Party will facilitate exercise of those dividend and voting rights.

     4.5 PRESERVATION OF RIGHTS AND COLLATERAL. The Debtor shall defend its own and the Secured Party's rights in the Collateral against the claims and demands of all persons. The Debtor shall maintain the Collateral in a condition and state of repair that preserves the value of the Collateral, reasonable wear and tear excluded. The Debtor will not commit or permit damage to or destruction of the Collateral and will effect repair if it occurs. The Debtor shall procure and maintain policies of fire and other casualty insurance covering the Collateral on the basis and in at least the amount described above on terms satisfactory to the Secured Party and with loss payable to the Secured Party and Debtor jointly.

     4.6 MATERIAL CHANGES IN INFORMATION. The Debtor shall notify the Secured Party promptly of:

     (a) any material change in the information contained in this agreement (including the schedules hereto) relating to the Debtor, the Debtor's business or Collateral, including any address change or establishment of an additional place of business;

     (b)  the details of any change in name of the Debtor;

     (c)  the details of any significant acquisition of Collateral;

     (d) the details of any claims or litigation affecting the Debtor or Collateral;

     (e)  any loss of or damage to Collateral;

     (f) any default by any account debtor in its obligations with respect to Collateral.

     4.7 DEBTOR'S CONDUCT. The Debtor will conduct its business and affairs in a proper and efficient manner, in accordance with applicable law and keep records in accordance with generally accepted accounting procedures. The Debtor shall pay all charges, such as taxes, assessments, claims, liens and encumbrances relating to the Collateral or the Debtor's business and affairs when the same become due. The Debtor will deliver to the Secured Party promptly such information concerning Collateral, the Debtor and the Debtor's business and affairs as the Secured Party may reasonably request.

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     4.8  PROTEST.  The Debtor  waives  protest of any  instrument  constituting
Collateral at any time held by the Secured Party on which the Debtor is in any way liable and, subject to the notice requirements of the PPSA, notice of any other action taken by the Secured Party.

     4.9 JOINT AND SEVERAL LIABILITY. If more than one Debtor executes this security agreement the obligations of such Debtors hereunder shall be joint and several.

5.   EVENTS OF DEFAULT

     The Debtor shall be in default under this security agreement or Related Documents upon occurrence of any of the following:

     (a) Non-payment when due, whether by acceleration or otherwise, of Indebtedness.

     (b) Failure to comply within seven days after written notice from the Secured Party demanding compliance with any provision contained in this security agreement or Related Documents and if compliance is not practically possible, failure to take steps that will produce compliance as soon as is reasonably practical.

     (c) Any warranty, representation or statement made or famished to the Secured Party by or on behalf of the Debtor proves in any material respect to have been false when made or furnished.

     (d) Bankruptcy or insolvency of the Debtor; the filing against the Debtor of a petition in bankruptcy; the making of an authorized assignment for the benefit of creditors by the Debtor; the appointment of a receiver, trustee, monitor, or liquidator for the Debtor or for any assets of the Debtor; or the institution by or against the Debtor of any type of insolvency proceeding or creditor rearrangement.

     (e) Death or declaration of incompetency of the Debtor (if the Debtor is an individual) or cessation of the Debtor's viability as a going business concern (if the Debtor is not an individual), which includes the cessation or threat by the Debtor to cease to carry on in the normal course of the Debtor's business or any material part thereof.

     (f) On the occurrence of such other events where the Secured Party considers in good faith and on commercially reasonable grounds that the Collateral is in jeopardy or that the Secured Party's position is insecure.

6.   SECURED PARTY RIGHTS AND OBLIGATIONS

     6.1 GENERAL RIGHTS. In addition to the rights granted herein, the Secured Party may enforce any other rights and remedies it may have at law or in equity, and specifically shall have all rights and remedies of a Secured Party under the PPSA. All rights and remedies of the Secured Party are cumulative and one or more of these rights may be exercised independently or in combination from time to time, including marshalling.

     6.2 COLLECTION OF DEBTS FORMING PART OF COLLATERAL. The Secured Party may direct account debtors of the Debtor to make all payments owing to the Debtor on Collateral subject to the security interest directly to the Secured Party, by

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notifying such account debtors of the Secured Party's interest, either before or after default.

     6.3 INSPECTION OF COLLATERAL AND RIGHT OF ACCESS. The Secured Party shall have the right at any time to confirm the existence and state of the Collateral in any manner the Secured Party may consider appropriate and the Debtor agrees to furnish all assistance as the Secured Party may reasonably request in connection therewith. The Debtor grants to the Secured Party or its agents access to all places where Collateral may be located and to all premises occupied by the Debtor for the purposes of inspection or obtaining possession.

     6.4 RECEIVERS AND OTHERS. The Secured Party may appoint by instrument or by application to a court of competent jurisdiction a receiver or other person to act on its behalf before or after default or in any insolvency or like proceeding (receiver includes a receiver-manager). The appointee has all the powers of the Secured Party under this security agreement. In addition, on instructions from the Secured Party, the receiver shall be entitled to carry on the business of the Debtor with all the powers that the Debtor would have to operate its business for such time as the receiver determines it advisable and in the best interest of the Secured Party. The Secured Party is not liable for any act or omission by a receiver appointed or selected by a court.

     6.5 ACCELERATION. The Secured Party may declare all or any part of Indebtedness which is not by its terns payable on demand to be immediately due and payable on the occurrence of any default.

     6.6 POSSESSION AND DISPOSITION OF COLLATERAL. The Secured Party may take possession or constructive possession of, collect, demand, sue on, enforce, recover and receive Collateral and give binding receipts and discharges therefor. The Secured Party in possession may use Collateral as it sees fit, subject to the duty of reasonable care contained in the PPSA providing that any income from Collateral is applied to the Debtor's account. Upon default, the Secured Party may also sell, lease or otherwise dispose of Collateral in any commercially reasonable manner.

     6.6 POSSESSION AND DISPOSITION OF COLLATERAL. The Secured Party may take possession or constructive possession of, collect, demand, sue on, enforce, recover and receive Collateral and give binding receipts and discharges therefor. The Secured Party in possession may use Collateral as it sees fit, subject to the duty of reasonable care contained in the PPSA providing that any income from Collateral is applied to the Debtor's account. Upon default, the Secured Party may also sell, lease or otherwise dispose of Collateral in any commercially reasonable manner.

     6.7 COSTS. The Debtor agrees to pay all charges, including solicitors', auditors', receivers' or like persons' costs and remuneration or other expenses reasonably incurred by the Secured Party or other party appointed by the Secured Party in operating the Debtor's accounts and in preparing or enforcing this security agreement. Such sums shall constitute a future advance increasing the Indebtedness hereunder.

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     6.8  DEFICIENCIES. The failure of the Secured Party to receive full payment or satisfaction of Indebtedness through its rights and remedies herein provided shall not in any way release the Debtor from the obligation to satisfy any deficiency, including any costs of realization.

     6.9  WAIVERS.

     (1) No variation, amendment (except for any schedules which may be added hereto pursuant to the provisions of this agreement) or waiver of any provision of this security agreement shall be effective unless made by written agreement executed by the parties to this security agreement.

     (2) No delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to any Indebtedness shall operate as a waiver of that right or remedy and no single or partial exercise of any right or remedy shall preclude any other exercise of cumulative rights and remedies.

     (3) The Secured Party may remedy any default or perform any duty of the Debtor hereunder or with respect to any Indebtedness in any reasonable manner without waiving the default remedied and without waiving any other prior or subsequent default by the Debtor.

     6.10 NOTICE OF INTENTION TO REALIZE. Prior to realization, there is an obligation on the Secured Party to deliver a notice of intention to realize to the Debtor under s.244 of the BANKRUPTCY AND INSOLVENCY ACT. Any events which trigger default, including those within paragraph 5(d), shall be deferred as required by that legislation. Valid service of this notice will occur upon sending of the notice to the address herein or as changed by the Debtor through paragraph 4.6. Pursuant to the PPSA where applicable, the Secured Party shall also give notice in writing in the appropriate time period to (a) the Debtor;
(b) every person who is known by the Secured Party, before the date that the notice is served on the Debtor, to be the owner of the collateral or an obligator who may owe payment or performance of the obligation secured; (c) every person who has a security interest who has a security interest in the collateral and whose interest (i) was perfected by possession, the continuance of which was prevented by the Secured Party who has taken possession of the collateral, or (ii) is perfected by registration before the date the notice is served on the Debtor; and (d) every person with an interest in the collateral who has delivered a written notice to the Secured Party of the interest in the collateral before the date that the notice is served on the Debtor. This notice shall include the content stipulated by s. 63(5) of the PPSA.

7.   ADDITIONAL LOAN ADVANCES

     The Borrower and the Lender acknowledge and agree that further loan advances by other Lenders to the Borrower are contemplated and that such further advances will also be covered under the security of this General Security Agreement, such further advances to rank pari passu with the existing loan advance up to a maximum amount of indebtedness of $2,000,000.00 U.S. in total advances from all Lenders.

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8.   SUBORDINATION

     No action by the Secured Party shall constitute a subordination of its security interest to any other interest in the Collateral unless such subordination is effected by an agreement in writing, titled "Subordination Agreement", signed by the Secured Party.

9.   SUCCESSOR INTERESTS

     This security agreement shall enure to the benefit of and be binding on the parties hereto and their respective heirs, executors, administrators, successors and assigns.

10.  APPLICABLE LAW

     This security agreement and Related Documents shall be governed by the laws of the Province of Ontario.

11.  TERMINATION

     This security agreement shall remain in full force and effect until the Indebtedness has been paid and written notice of discharge by the Secured Party is received by the Debtor.

12.  ACKNOWLEDGMENT OF DEBTOR

     The Debtor hereby acknowledges receipt of a copy of this security agreement.

     IN WITNESS WHEREOF the Debtor has executed this security agreement this 30th day of July, 2003.

                                          ACTIVECORE TECHNOLOGIES LTD.

                                          Per:  /s/ [Brian Macdonald]
                                                --------------------------------
                                                Authorized Signing Officer

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